Income Taxes	12 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income taxes

Note 11 – Income taxes

(a)	Corporate income tax

Color Star

Under the current laws of the Cayman Islands, Color Star is not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

CACM and Baytao

CACM and Baytao are organized in the New York State in the United States. CACM and Baytao had no taxable income for the U.S. income tax purposes for the years ended June 30, 2020 and 2019. The applicable tax rate is 21.0% for federal and 7.1% for New York State with an effective tax rate of 26.6%.

Color China

Color China is organized in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, Color China is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Loss before provision for income taxes consisted of:

	For the year ended June 30, 2020	For the year ended June 30, 2019	For the year ended June 30, 2018
Cayman	$(4,851,668)	$(6,470,553)	$(2,307,119)
United States	(316,142)	(188,869)	-
Hong Kong	(832)	-	-
	$(5,168,642)	$(6,659,422)	$(2,307,119)

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended June 30, 2020 and 2019:

	For the year ended June 30, 2020	For the year ended June 30, 2019
Federal statutory rate	21.0%	21.0%
State statutory rate	5.6%	5.6%
Valuation allowance	(26.6)%	(26.6)%
Effective tax rate	0.0%	0.0%

Significant components of deferred tax assets were as follows:

	June 30, 2020	June 30, 2019
Deferred tax assets
Net operating loss carryforward in the U.S.	134,378	50,256
Net operating loss carryforward in Hong Kong	137	-
Valuation allowance	(134,515)	(50,256)
Total net deferred tax assets	$-	$-

As of June 30, 2020 and 2019, CACM and Baytao’s net operating loss carry forward for the U.S. income taxes was approximately $0.5 million and $0.2 million, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years but limited to 80% use per year. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in the U.S. If the Company is unable to generate taxable income in its United States operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $134,000 and $50,000 related to its U.S. operations as of June 30, 2020 and 2019, respectively.

Changes in the value allowance for deferred tax assets increased by $84,259 from $50,256 at June 30, 2019 to $134,515 at June 30, 2020.

(b)	Uncertain tax positions

There were no uncertain tax positions as of June 30, 2020 and 2019, management does not anticipate any potential future adjustments which would result in a material change to its tax positions. For the years ended June 30, 2020, 2019 and 2018, the Company did not incur any tax related interest or penalties.